EXHIBIT 99.1

DEED OF SALE

IN THE YEAR TWO THOUSAND AND EIGHTEEN, ON THIS

Twenty-sixth day of January.

BEFORE Mtre. Shalini SANGANI, Notary at Montreal, Province of Quebec.

APPEARED:

SYSCOMAX IMMOBILIER INC., a legally constituted corporation resulting from the amalgamation of 6316123 CANADA INC. and SYSCOMAX IMMOBILIER INC., under the Canada Business Corporations Act, as evidenced by the certificate of amalgamation dated January 24th, 2018 and now governed by the Canada Business Corporations Act, registered at the Registre des entreprises (Québec), having its head office at 700-12655 Henri-Fabre boulevard, Mirabel, Province of Quebec, J7N 1E1, herein represented by France JOSEPH, duly authorized hereto in virtue of a resolution of the Sole Director dated January 25th, 2018, a certified copy whereof remains annexed hereto after having been acknowledged as true and signed by the representative in the presence of the notary.

Herein called the "Vendor"

AND

LOOP CANADA INC., a legally constituted corporation under the Canada Business Corporations Act by Certificate of Incorporation dated May 24, 2016, registered at the Registre des entreprises (Québec) under number 1172318561, having its head office at 480 Fernand-Poitras Street, Terrebonne, Province of Quebec, J6Y 1Y4, herein represented by Franco (Frank) ZITELLA, Chief Financial Officer, duly authorized hereto in virtue of a resolution of the Sole Director dated January 24th, 2018, a certified copy whereof remains annexed hereto after having been acknowledged as true and signed by the representative in the presence of the notary.

Herein called the "Purchaser"

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WHO have agreed as follows:

1.	OBJECT OF CONTRACT

The Vendor sells to the Purchaser the immovable described hereinbelow:

DESCRIPTION

An emplacement fronting on Fernand-Poitras Street, in the Town of Terrebonne, known and designated as being lot number FOUR MILLION NINE HUNDRED NINETY-THREE THOUSAND SEVEN HUNDRED NINETY-EIGHT (4 993 798) of the Cadastre of Quebec, registration division of Terrebonne.

With the building thereon erected bearing civic number 480 Fernand-Poitras Street, Town of Terrebonne, Province of Quebec, J6Y 1Y4.

This sale also includes the movable effects enumerated at Section 4.10 of the Promise to Purchase (as defined below).

Herein called the "Property"

2.	SERVITUDE

The Vendor declares that the Property is not subject to any servitude except for:

2.1	A real and perpetual servitude for public utility in favour of BELL CANADA and HYDRO-QUÉBEC, granted by deed executed before Odette CARIGNAN, Notary on January 19, 2005 and published at the Land Registry Office for the Registration Division of Terrebonne under the number 12 041 107; and

2.2	A real and perpetual servitude for public utility in favour of SOCIÉTÉ EN COMMANDITE GAZ MÉTRO, granted by deed executed before Mario BEAUCHAMP, Notary on April 17, 2007 and published at the Land Registry Office for the Registration Division of Terrebonne under the number 14 154 634.

3.	ORIGIN OF RIGHT OF OWNERSHIP

The Vendor is the owner of the Property having acquired same under the terms of a Deed of Sale from VILLE DE TERREBONNE, executed before Mtre Maurice GRENACHE, Notary, on December 17, 2004 and published at the Land Registry Office for the Registration Division of Terrebonne under the number 11 968 998.

4.	WARRANTY

This sale is made with legal warranty.

5.	TITLE DEEDS

The Vendor has delivered to the Purchaser all documents enumerated at Section 4 of the Promise to Purchase (as defined below) and the Purchaser hereby acknowledges receipt thereof.

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6.	POSSESSION, OCCUPANCY

The Purchaser shall become the absolute owner of the Property from this day, with immediate possession and occupancy (herein called the “Date of Occupancy”).

7.	DECLARATIONS OF THE VENDOR

The Vendor makes the following declarations and warrants that:

7.1.	The Property is free of all hypothecs, taxes, prior claims or encumbrances whatsoever, except for the followings which are to be discharged out of the sale price and at the expense of the Vendor, namely:

a Deed of Hypothec granted in favour of BANQUE DE DÉVELOPPEMENT DU CANADA, executed before Maurice GRENACHE, notary, on October 3, 2005 and published at the Land Registry Office for the Registration Division of Terrebonne under the number 12 733 930; and

a Deed of Hypothec granted in favour of BANQUE DE DÉVELOPPEMENT DU CANADA, executed before François FORGET, notary, on July 14, 2009 and published at the Land Registry Office for the Registration Division of Terrebonne under the number 16 372 476.

7.2.	The Vendor is a corporation subsisting under the laws of its constitution and has the necessary corporate power, authority and capacity to enter into this present Deed of sale and to carry out the transaction contemplated by the Promise to Purchase (as defined below) on the terms and subject to the conditions set out in the Promise to Purchase (as defined below).

7.3.	The execution and delivery by the Vendor of the Promise to Purchase (as defined below) and all other intruments and agreements contemplated by the Promise to Purchase (as defined below), and its consummation of the transaction contemplated by the Promise to Purchase (as defined below), is as of the date hereof duly authorized by all requisite corporate proceedings on the part of the Vendor.

7.4.	Neither the execution of the Promise to Purchase (as defined below) nor its perfomance by the Vendor will result in a breach of any term or provision or constitute a default under the constating documents or by-laws of the Vendor.

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7.5.	There are no employees employed by the Vendor in connection with the Property in respect of which the Purchaser will incur any liabilities whatsoever as a result of the completion of the transaction contemplated by the Promise to Purchase (as defined below).

7.6.	The Vendor hereby declares that the Property is not part of a housing complex within the meaning of the Act respecting the Régie du Logement.

7.7.	To the best of its knowledge the Vendor declares, that the Property is not classified or recognized cultural property and is not situated in a historic or natural district, on a classified historic site or in a protected area provided for in the Cultural Property Act.

7.8.	The Vendor is not a non-resident of Canada within the meaning of the Income Tax Act and the Taxation Act.

7.9.	To the best of its knowledge the Vendor hereby declares, that the Property is not subject to the Act Respecting the Preservation of Agricultural Land and Agricultural Activities.

7.10.	The Vendor hereby declares that the Property is not the object of an option to purchase by any third party, a right of first refusal, a first Promise to Purchase or any other similar agreement with respect to the Property. There are no consents from any third parties necessary for the transfer, assignment and conveyance of the Property.

7.11.	All accounts for work and services performed or material placed or furnished upon or in respect of any improvements to the Property by or on behalf of the Vendor have been fully paid as of the date hereof, except as may be shown on the statement of adjustments as a credit to the Purchaser.

7.12.	The Vendor has not received written notice or any pending or threatened expropriation proceedings relating to the Property or any part thereof.

7.13.	The Vendor hereby warrants that it will deliver the Property to the Purchaser free of any lease agreements with the exception of the lease between (i) the Vendor and S. R. MAÇONNERIE INC. and (ii) the leases between the Vendor and LOOP CANADA INC., LOOP INDUSTRIES INC. AND 8198381 CANADA INC., contracts for service, rental of equipment, repairs or other similar contracts upon the date hereof.

Any existing contracts, unless expressly assumed by the Purchaser at its election, in its discretion, shall be terminated at the cost of the Vendor. As of the date of acceptance of the Promise to Purchase (as defined below), the Vendor declares to not have entered into any lease (or offer or promise to lease) or any other contract or agreement affecting the Property without the prior written consent of the Purchaser.

7.14.	The Vendor declares that to its knowledge, no notice of infraction or work order has been issued by municipal, provincial or other authorities, concerning repairs or improvements to the Property which have not been completed or corrected and that it is not subject to any lawsuits concerning any repairs or improvements to make to the said Property.

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8.	OBLIGATIONS

The Purchaser declares and/or undertakes to, as follow:

8.1.	Take the Property in its present condition, declaring having seen and examined same to its satisfaction, and having verified itself with the relevant authorities that the use it intends to make of the Property complies with the laws and regulations in force.

In addition, the Purchaser acknowledges having taken cognizance of “ARTICLE 11 CONDITIONS SPÉCIALES DE VENTE” of the deed of sale published at the Land Registry Office for the Registration Division of Terrebonne under the number 1 218 487 (the "Deed") and undertakes to respect its obligation towards “SA MAJESTÉ LA REINE DU CHEF DU CANADA”, the whole in accordance with article 11.5 of the Deed, and to execute and assume, the obligations mentioned at articles 11.1 to 11.4 inclusively and the first paragraph of article 11.5.3 of the said Deed, as if herein reproduced at length.

In the event the Purchaser sells or otherwise alienates the Property, in whole or in part, it undertakes to ensure that any subsequent purchaser, assignee or successor shall also performe its obligations in virtue of articles 11.1 to 11.4 inclusively and the first paragraph of article 11.5.3 of the said Deed and undertakes to obtain from any purchaser, assignee or successor thereunder, a written undertaking to assume in full all the foregoing obligations.

8.2.	Pay all property taxes due and to become due, including the proportion for the current year, from the Date of Occupancy and also to pay from said date, all the future installments in capital and interest of all special taxes previously imposed, the payment whereof is spread over a period of years.

8.3.	Pay the costs and fees of this deed, its publication, and copies for all parties.

8.4.	Respect the leases in force, with the right to collect rent as of and from the Date of Occupancy, the Vendor subrogating the Purchaser in all its rights under the said leases.

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9.	ADJUSTMENTS

The parties declare that they have made the usual adjustments between them as at the Date of Occupancy in accordance with the statements of account supplied. If other adjustments become necessary, they shall be made as of the same date.

10.	DECLARATION CONCERNING THE PROMISE TO PURCHASE

This sale is made in execution of a promise to purchase signed on the eleventh day of December Two Thousand and Seventeen (12-11-2017) by the Purchaser and accepted by the Vendor on the same day (the “Promise to Purchase"). In the event of a conflict or inconsistency between the terms of the present Deed of Sale and the Promise to Purchase, the terms and conditions of the Promise to Purchase shall take precedence.

11.	PRICE

This sale is made for the price of TWO MILLION SEVEN HUNDRED AND SEVENTY-FIVE THOUSAND DOLLARS ($2,775,000.00) paid in full by the Purchaser, whereof full and final acquittance by the Vendor.

12.	BROKERAGE COMMISSION

The parties declare that no broker or third party was hired to facilitate the transaction comtemplated herein and that accordingly no brokerage commission is or will become due or payable for the transaction entertained herein.

13.	DECLARATIONS OF THE PARTIES CONCERNING THE GOODS AND SERVICE TAX (“GST”) AND QUEBEC SALES TAX (“QST”)

13.1.	The Vendor declares that the Property does not include any portion occupied as a place of residence.

13.2.	Accordingly, this sale is taxable under the Excise Tax Act and the Act respecting the Quebec Sale Tax.

13.3.	The parties declare that the value of the consideration is TWO MILLION SEVEN HUNDRED AND SEVENTY-FIVE THOUSAND DOLLARS ($2,775,000.00).

13.4.	The GST is equal to the sum of ONE HUNDRED THIRTY-EIGHT THOUSAND SEVEN HUNDRED AND FIFTY DOLLARS ($138,750.00) and the QST is equal to the sum of TWO HUNDRED SEVENTY-SIX THOUSAND EIGHT HUNDRED SIX DOLLARS AND TWENTY-FIVE CENTS ($276,806.25).

13.5.	The Purchaser declared that its registration numbers are as follows: GST: 76803 0926 RT0001, and QST: 1224314147 TQ0001; and that these registrations have not been cancelled and are not in the process of being cancelled.

Accordingly, the Purchaser is responsible for collecting the GST ans the QST.

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14.	LANGUAGE CLAUSE

The Parties have hereby declared that they have requested that the present deed be drafted in English. Les parties aux présentes ont demandé à ce que le présent acte soit rédigé en anglais.

15.	MENTIONS REQUIRED UNDER SECTION 9 OF THE ACT RESPECTING DUTIES ON TRANSFERS OF IMMOVABLES

15.1.	For the purposes of the present declarations, the Vendor is hereinafter called the “Transferor” and the Purchaser is hereinafter called the “Transferee”.

15.2.	The name, surnames and addresses of the Transferor and the Transferee are as hereinabove mentioned.

15.3.	The Property which is the object of the present transfer is located in the territory of the municipality of Terrebonne.

15.4.	According to the Transferor and the Transferee, the amount of the consideration for the transfer of the Property is TWO MILLION SEVEN HUNDRED AND SEVENTY-FIVE THOUSAND DOLLARS ($2,775,000.00).

15.5.	According to the Transferor and the Transferee, the amount constituting the basis of imposition of the transfer duties is TWO MILLION SEVEN HUNDRED AND SEVENTY-FIVE THOUSAND DOLLARS ($2,775,000.00).

15.6.	The amount of the transfer duty is FORTY THOUSAND ONE HUNDRED TWENTY-FIVE DOLLARS ($40,125.00).

15.7.	There is no transfer of both a corporeal immovable and movables referred to in section 1.0.1 of the said Act.

WHEREOF ACTE, done and passed at the City of Montreal on the date aforesaid and remains of record in the office of the undersigned Notary under minute number NINE HUNDRED THIRTY-EIGHT (938).

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AND AFTER DUE READING HEREOF, the parties have signed in the presence of the said Notary.

SYSCOMAX IMMOBILIER INC.

By:	(Signed :) France JOSEPH
France JOSEPH

LOOP CANADA INC.

By:	(Signed:) Franco (Frank) ZITELLA
Franco (Frank) ZITELLA

(Signed:) Shalini SANGANI, Notary
Mtre. Shalini SANGANI, Notary

TRUE COPY OF THE ORIGINAL REMAINING IN MY OFFICE

(Signed:) Shalini SANGANI, Notary

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